UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2022

HERO TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-52419	77-0643398
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8 The Green Suite 4000, Dover, DE 19901

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 855-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 3, 2022, the Company entered into a Standby Equity Commitment Agreement with MacRab, LLC (“MacRab”)

Under the Agreement, sometimes commonly referred to as an "Equity Line", MacRab agreed to provide the Company with up to $3,000,000 of funding through the purchase of shares of the Company’s common stock.

During the term of the Agreement, the Company, at its sole discretion, may deliver a Put Notice to MacRab which will specify the number of shares which the Company wants to sell under the Agreement. The maximum amount the Company can sell at any one time is the lesser of $250,000, or:

•	200% of the average trading volume of the Company's common stock;
•	during the six trading days immediately preceding the Put Date;
•	multiplied by the lowest volume weighted average price of the Company's common stock; or
•	during the six trading days immediately preceding the Put Date.

A closing will occur within eight trading days following the delivery of the Put Notice. On any Closing Date, the Company will sell, and MacRab will purchase, the shares of the Company’s common stock specified in the Put Notice.

The amount to be paid by MacRab on a particular Closing Date will be determined:

•	by multiplying the number of shares to be sold;
•	by 89% of the average of the two lowest volume weighted average prices of the Company's common stock; or
•	during the six trading days following the delivery of the shares to MacRab as specified in the Put Notice.

The Company is under no obligation to submit any Put Notices.

The Standby Equity Commitment Agreement will terminate on November 3, 2024 unless sooner terminated pursuant to the terms of the Agreement. The Company has agreed to file a registration statement with the Securities and Exchange Commission so that the shares of common stock to be sold to MacRab may be sold in the public market.

Item 9.01 Financial Statement and Exhibits

Number	Description
10.3	Standby Equity Commitment Agreement
10.4	Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERO TECHNOLOGIES, INC.

Date: November 7, 2022	By:	/s/ Gina Serkasevich
Gina Serkasevich, Chief Executive Officer

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